Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life	11 -12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14 - 16
	- Investment Portfolio	17 - 24
	- Net Realized and Unrealized Gains (Losses)	25 - 26
	- Capital Structure	27 - 28
	- Computation of Basic and Diluted Earnings Per Share	29

V.	Other Disclosures
	- Non-GAAP Financial Measures	30
	- Book Value and Book Value per Common Share	31
	- Comprehensive Income	32
	- Glossary	33

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

`	Three months ended June 30		% Change 2Q-09 vs. 2Q-08	Constant $ 2008 (2)	% Change 2Q-09 vs. 2Q-08 (2)	Six months ended June 30		% Change YTD-09 vs. YTD-08	Constant $ 2008 (2)	% Change YTD-09 vs. YTD-08 (2)
	2009	2008				2009	2008
Gross premiums written	$5,117	$5,293	-3%	$5,001	2%	$9,652	$9,702	-1%	$9,180	5%

Net premiums written	$3,415	$3,598	-5%	$3,373	1%	$6,839	$6,752	1%	$6,353	8%

Net premiums earned	$3,266	$3,428	-5%	$3,193	2%	$6,460	$6,368	1%	$5,956	8%

Net investment income	$506	$532	-5%	$516	-2%	$1,008	$1,021	-1%	$995	1%

Net income	$535	$746	-28%			$1,102	$1,123	-2%

Income excluding net realized gains (losses) (1)	$706	$738	-4%	$699	1%	$1,375	$1,463	-6%	$1,395	-1%

Comprehensive income	$1,690	$218	NM			$2,027	$306	NM

Operating cash flow	$760	$1,067	-29%			$1,322	$2,082	-37%

Combined ratio
Loss and loss expense ratio	58.2%	58.5%				58.9%	57.1%
Underwriting and administrative expense ratio	29.5%	29.3%				28.7%	29.1%

Combined ratio	87.7%	87.8%				87.6%	86.2%

Annualized ROE*	18.0%	17.8%				17.7%	17.7%
Annualized ROE, excluding FAS 115*	16.5%	17.9%				16.3%	17.9%

Effective tax rate on income excluding net realized gains (losses)	17%	17%				17%	19%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.09	$2.16	-3%			$4.08	$4.31	-5%
Net income	$1.58	$2.18	-28%			$3.27	$3.29	-1%

Book value per common share	$49.27	$48.99	NM			$49.27	$48.99	NM
Tangible book value per common share	$38.10	$38.15	NM			$38.10	$38.15	NM
Weighted average basic common shares outstanding	336.9	333.2				336.2	332.0
Weighted average diluted common shares outstanding	337.5	335.5				336.5	334.2
Debt/total capitalization	17.3%	19.6%				17.3%	19.6%

(1)	See page 30 Non-GAAP Financial Measures.

(2)	Prior year on a constant dollar basis.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Consolidated Results Excluding Life Segment
Gross premiums written	$4,733	$4,150	$3,906	$4,839	$4,866	$8,883	$9,170	$17,915
Net premiums written	3,048	3,078	2,681	2,928	3,224	6,126	6,273	11,882
Net premiums earned	2,902	2,859	2,867	3,265	3,061	5,761	5,901	12,033
Losses and loss expenses	1,688	1,704	1,654	2,265	1,785	3,392	3,364	7,283
Policy benefits	1	2	2	5	5	3	5	12
Policy acquisition costs	468	434	448	533	506	902	966	1,947
Administrative expenses	390	362	388	396	392	752	754	1,538

Underwriting income excluding life segment	$355	$357	$375	$66	$373	$712	$812	$1,253
Life underwriting income excluding investment income	35	21	(26)	45	41	56	57	76
Net investment income	506	502	521	520	532	1,008	1,021	2,062
Net realized gains (losses)	(225)	(121)	(644)	(510)	(126)	(346)	(479)	(1,633)
Interest expense	56	53	54	68	62	109	108	230
Other income (expense) (1)	21	(14)	(65)	(6)	125	7	110	39
Income tax expense (benefit)	101	125	87	(7)	137	226	290	370

Net income	$535	$567	$20	$54	$746	$1,102	$1,123	$1,197
Net realized gains (losses)	(225)	(121)	(644)	(510)	(126)	(346)	(479)	(1,633)
Net realized gains (losses) in other income (expense) (1)	8	3	(48)	(23)	120	11	92	21
Tax expense (benefit) on net realized gains (losses)	(46)	(16)	(88)	(83)	(14)	(62)	(47)	(218)

Income excluding net realized gains (losses) (2)	$706	$669	$624	$504	$738	$1,375	$1,463	$2,591

% Change versus prior year period (3)
Net premiums written	-5%	1%	-1%	8%	8%	-2%	2%	2%
Net premiums earned	-5%	1%	-3%	7%	5%	-2%	0%	1%

Other ratios
Net premiums written/gross premiums written	64%	74%	69%	61%	66%	69%	68%	66%
Effective tax rate on income excluding net realized gains (losses)	17%	17%	22%	13%	17%	17%	19%	18%

Combined ratio (3)
Loss and loss expense ratio	58.2%	59.7%	57.8%	69.5%	58.5%	58.9%	57.1%	60.6%
Policy acquisition cost ratio	16.1%	15.2%	15.6%	16.3%	16.5%	15.7%	16.3%	16.2%
Administrative expense ratio	13.4%	12.6%	13.5%	12.1%	12.8%	13.0%	12.8%	12.8%

Combined ratio	87.7%	87.5%	86.9%	97.9%	87.8%	87.6%	86.2%	89.6%

Expense ratio	29.5%	27.8%	29.1%	28.4%	29.3%	28.7%	29.1%	29.0%
Expense ratio excluding A&H	24.8%	23.7%	24.3%	24.0%	25.2%	24.2%	25.5%	24.8%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$—	$1	$4	$(7)	$—	$1	$—	$(3)
Catastrophe losses	$31	$38	$67	$411	$58	$69	$89	$567
Prior period development excluding Life - unfavorable (favorable) (4)	$(158)	$(68)	$(252)	$(277)	$(104)	$(226)	$(241)	$(770)
Loss and loss expense ratio excluding catastophe losses and prior period development	62.6%	60.7%	64.4%	65.2%	60.0%	61.6%	60.4%	62.7%

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 30 Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For YTD 2008, prior period favorable development of $285 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	June 30 2009	March 31 2009	December 31 2008
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$35,697	$31,355	$31,155
Fixed maturities held to maturity, at amortized cost	3,517	2,824	2,860
Equity securities, at fair value	423	854	988
Short-term investments, at fair value	2,081	3,909	3,350
Other investments	1,363	1,298	1,362

Total investments	43,081	40,240	39,715
Cash	654	844	867
Securities lending collateral	1,370	1,376	1,230
Insurance and reinsurance balances receivable	4,016	3,853	3,453
Reinsurance recoverable on losses and loss expenses	13,430	13,713	13,917
Deferred policy acquisition costs	1,376	1,268	1,214
Value of business acquired	793	785	823
Prepaid reinsurance premiums	1,911	1,593	1,539
Goodwill and other intangible assets	3,756	3,735	3,747
Deferred tax assets	1,579	1,952	1,835
Investments in partially owned insurance companies	462	886	832
Other assets	3,227	2,882	2,885

Total assets	$75,655	$73,127	$72,057

Liabilities
Unpaid losses and loss expenses	$37,268	$36,931	$37,176
Unearned premiums	6,725	6,186	5,950
Future policy benefits	2,984	2,915	2,904
Insurance and reinsurance balances payable	3,075	2,981	2,841
Securities lending payable	1,427	1,463	1,296
Payable for securities purchased	1,082	1,333	740
Accounts payable, accrued expenses, and other liabilities	2,686	3,023	3,118
Short-term debt	216	466	471
Long-term debt	3,322	2,802	2,806
Trust preferred securities	309	309	309

Total liabilities	59,094	58,409	57,611

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	17,552	16,864	16,362
Accumulated other comprehensive income (AOCI)	(991)	(2,146)	(1,916)

Total shareholders’ equity	16,561	14,718	14,446

Total liabilities and shareholders’ equity	$75,655	$73,127	$72,057

Book value per common share (1)	$49.27	$43.82	$43.30
Tangible book value per common share (1)	$38.10	$32.70	$32.07

(1)	See page 30 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-09	% of Total Consolidated	2Q-08	% of Total Consolidated	% Change 2Q-09 vs. 2Q-08	YTD 2009	% of Total Consolidated	YTD 2008	% of Total Consolidated	% Change YTD-09 vs. YTD-08
Net premiums written
Property and all other	$1,188	35%	$1,103	31%	8%	$2,339	34%	$2,184	33%	7%
Casualty	1,318	38%	1,486	41%	-11%	2,699	40%	2,962	44%	-9%

Subtotal	2,506	73%	2,589	72%	-3%	5,038	74%	5,146	77%	-2%
Personal accident (A&H) (1)	772	23%	886	25%	-13%	1,532	22%	1,378	20%	11%
Life (2)	137	4%	123	3%	11%	269	4%	228	3%	18%

Total Consolidated	$3,415	100%	$3,598	100%	-5%	$6,839	100%	$6,752	100%	1%

Net premiums earned
Property and all other	$998	31%	$959	28%	4%	$1,981	31%	$1,840	29%	8%
Casualty	1,372	42%	1,474	43%	-7%	2,739	42%	2,972	46%	-8%

Subtotal	2,370	73%	2,433	71%	-3%	4,720	73%	4,812	75%	-2%
Personal accident (A&H) (1)	766	23%	875	25%	-12%	1,486	23%	1,336	21%	11%
Life (2)	130	4%	120	4%	8%	254	4%	220	4%	15%

Total Consolidated	$3,266	100%	$3,428	100%	-5%	$6,460	100%	$6,368	100%	1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$580	82%	$561	76%	3%	$1,132	82%	$1,176	80%	-4%

Personal accident (A&H) (1)	87	12%	138	19%	-37%	178	13%	215	15%	-17%
Life (2)	39	6%	39	5%	-%	65	5%	72	5%	-10%

Total Consolidated	$706	100%	$738	100%	-4%	$1,375	100%	$1,463	100%	-6%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-09	% of Total Consolidated	2Q-08	% of Total Consolidated	% Change 2Q-09 vs. 2Q-08	Constant $ 2Q-08 (3)	Constant $ % of Total Consolidated	Constant $ % Change 2Q-09 vs. 2Q-08 (3)
Net premiums written
Property, casualty, and all other	$2,506	73%	$2,589	72%	-3%	$2,469	73%	1%
Personal accident (A&H) (1)	772	23%	886	25%	-13%	783	23%	-1%
Life (2)	137	4%	123	3%	11%	121	4%	13%

Total Consolidated	$3,415	100%	$3,598	100%	-5%	$3,373	100%	1%

Net premiums earned
Property, casualty, and all other	$2,370	73%	$2,433	71%	-3%	$2,303	72%	3%
Personal accident (A&H) (1)	766	23%	875	25%	-12%	772	24%	-1%
Life (2)	130	4%	120	4%	8%	118	4%	10%

Total Consolidated	$3,266	100%	$3,428	100%	-5%	$3,193	100%	2%

Income excluding net realized gains (losses)
Property, casualty, and all other	$580	82%	$561	76%	3%	$539	77%	8%
Personal accident (A&H) (1)	87	12%	138	19%	-37%	121	17%	-28%
Life (2)	39	6%	39	5%	-%	39	6%	-%

Total Consolidated	$706	100%	$738	100%	-4%	$699	100%	1%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior year on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2009
Gross premiums written	$2,664	$1,710	$359	$—	$4,733	$384	$5,117
Net premiums written	1,454	1,265	329	—	3,048	367	3,415
Net premiums earned	1,415	1,246	241	—	2,902	364	3,266
Losses and loss expenses	997	635	56	—	1,688	133	1,821
Policy benefits	—	1	—	—	1	77	78
Policy acquisition costs	129	293	46	—	468	55	523
Administrative expenses	147	190	14	39	390	64	454

Underwriting income (loss)	142	127	125	(39)	355	35	390
Net investment income	275	114	73	1	463	43	506
Net realized gains (losses)	(97)	(87)	(47)	(102)	(333)	108	(225)
Interest expense	—	—	—	56	56	—	56
Other income (expense)	(1)	(5)	(1)	27	20	1	21
Income tax expense (benefit)	76	29	13	(31)	87	14	101

Net income (loss)	243	120	137	(138)	362	173	535
Net realized gains (losses)	(97)	(87)	(47)	(102)	(333)	108	(225)
Net realized gains (losses) in other income (expense)	—	2	—	5	7	1	8
Tax expense (benefit) on net realized gains (losses)	(33)	(15)	1	(1)	(48)	2	(46)

Income (loss) excluding net realized gains (losses) (1)	$307	$190	$185	$(42)	$640	$66	$706

June 30, 2008
Gross premiums written	$2,718	$1,876	$272	$—	$4,866	$427	$5,293
Net premiums written	1,511	1,443	270	—	3,224	374	3,598
Net premiums earned	1,365	1,439	257	—	3,061	367	3,428
Losses and loss expenses	962	715	108	—	1,785	110	1,895
Policy benefits	—	5	—	—	5	84	89
Policy acquisition costs	129	323	54	—	506	63	569
Administrative expenses	131	208	14	39	392	69	461

Underwriting income (loss)	143	188	81	(39)	373	41	414
Net investment income	282	134	79	(3)	492	40	532
Net realized gains (losses)	(105)	(58)	(20)	(7)	(190)	64	(126)
Interest expense	—	—	—	62	62	—	62
Other income (expense)	(3)	17	(1)	116	129	(4)	125
Income tax expense (benefit)	106	38	11	(30)	125	12	137

Net income	211	243	128	35	617	129	746
Net realized gains (losses)	(105)	(58)	(20)	(7)	(190)	64	(126)
Net realized gains (losses) in other income (expense)	—	15	—	105	120	—	120
Tax expense (benefit) on net realized gains (losses)	(7)	(7)	—	—	(14)	—	(14)

Income (loss) excluding net realized gains (losses) (1)	$309	$279	$148	$(63)	$673	$65	$738

Income (loss) excluding net realized gains (losses), constant $ (2)	$307	$244	$146	$(63)	$634	$65	$699

(1) See page 30 Non-GAAP Financial Measures.
(2) Prior year on a constant dollar basis.

Segment 2009 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2009 and 2008 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2009
Gross premiums written	$4,742	$3,403	$738	$—	$8,883	$769	$9,652
Net premiums written	2,846	2,592	688	—	6,126	713	6,839
Net premiums earned	2,852	2,430	479	—	5,761	699	6,460
Losses and loss expenses	2,001	1,248	143	—	3,392	245	3,637
Policy benefits	—	3	—	—	3	174	177
Policy acquisition costs	252	553	97	—	902	102	1,004
Administrative expenses	287	365	26	74	752	122	874

Underwriting income (loss)	312	261	213	(74)	712	56	768
Net investment income	538	234	145	2	919	89	1,008
Net realized gains (losses)	(217)	(80)	(36)	(130)	(463)	117	(346)
Interest expense	—	—	—	109	109	—	109
Other income (expense)	(5)	(9)	(1)	23	8	(1)	7
Income tax expense (benefit)	172	75	29	(70)	206	20	226

Net income (loss)	456	331	292	(218)	861	241	1,102
Net realized gains (losses)	(217)	(80)	(36)	(130)	(463)	117	(346)
Net realized gains (losses) in other income (expense)	—	5	—	2	7	4	11
Tax expense (benefit) on net realized gains (losses)	(45)	(7)	1	(10)	(61)	(1)	(62)

Income (loss) excluding net realized gains (losses) (1)	$628	$399	$329	$(100)	$1,256	$119	$1,375

June 30, 2008
Gross premiums written	$4,899	$3,654	$617	$—	$9,170	$532	$9,702
Net premiums written	2,871	2,788	614	—	6,273	479	6,752
Net premiums earned	2,719	2,662	520	—	5,901	467	6,368
Losses and loss expenses	1,831	1,308	225	—	3,364	110	3,474
Policy benefits	—	5	—	—	5	147	152
Policy acquisition costs	290	568	108	—	966	71	1,037
Administrative expenses	266	381	29	78	754	82	836

Underwriting income (loss)	332	400	158	(78)	812	57	869
Net investment income	551	251	152	12	966	55	1,021
Net realized gains (losses)	(166)	(141)	(65)	15	(357)	(122)	(479)
Interest expense	—	—	—	108	108	—	108
Other income (expense)	(3)	20	(1)	98	114	(4)	110
Income tax expense (benefit)	229	85	15	(49)	280	10	290

Net income (loss)	485	445	229	(12)	1,147	(24)	1,123
Net realized gains (losses)	(166)	(141)	(65)	15	(357)	(122)	(479)
Net realized gains (losses) in other income (expense)	—	22	—	70	92	—	92
Tax expense (benefit) on net realized gains (losses)	(15)	(29)	(2)	(1)	(47)	—	(47)

Income (loss) excluding net realized gains (losses) (1)	$636	$535	$292	$(98)	$1,365	$98	$1,463

Income (loss) excluding net realized gains (losses), constant $ (2)	$631	$481	$283	$(98)	$1,297	$98	$1,395

(1) See page 30 Non-GAAP Financial Measures.
(2) Prior year on a constant dollar basis.

Segment 2009 YTD	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$2,664	$2,078	$2,167	$2,987	$2,718	$4,742	$4,899	$10,053
Net premiums written	1,454	1,392	1,304	1,461	1,511	2,846	2,871	5,636
Net premiums earned	1,415	1,437	1,377	1,583	1,365	2,852	2,719	5,679
Losses and loss expenses	997	1,004	893	1,356	962	2,001	1,831	4,080
Policy acquisition costs	129	123	112	160	129	252	290	562
Administrative expenses	147	140	138	132	131	287	266	536

Underwriting income (loss)	142	170	234	(65)	143	312	332	501
Net investment income	275	263	266	278	282	538	551	1,095
Net realized gains (losses)	(97)	(120)	(259)	(284)	(105)	(217)	(166)	(709)
Interest expense	—	—	1	—	—	—	—	1
Other income (expense)	(1)	(4)	(1)	(3)	(3)	(5)	(3)	(7)
Income tax expense (benefit)	76	96	93	(7)	106	172	229	315

Net income (loss)	243	213	146	(67)	211	456	485	564
Net realized gains (losses)	(97)	(120)	(259)	(284)	(105)	(217)	(166)	(709)
Tax expense (benefit) on net realized gains (losses)	(33)	(12)	(72)	(64)	(7)	(45)	(15)	(151)

Income excluding net realized gains (losses) (1)	$307	$321	$333	$153	$309	$628	$636	$1,122

Combined ratio
Loss and loss expense ratio	70.5%	69.9%	64.9%	85.6%	70.5%	70.2%	67.3%	71.8%
Policy acquisition cost ratio	9.1%	8.6%	8.1%	10.1%	9.5%	8.8%	10.7%	9.9%
Administrative expense ratio	10.4%	9.7%	10.0%	8.4%	9.5%	10.1%	9.8%	9.4%

Combined ratio	90.0%	88.2%	83.0%	104.1%	89.5%	89.1%	87.8%	91.1%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$—	$(16)	$—	$—	$—	$(16)
Catastrophe losses	$20	$4	$3	$258	$22	$24	$37	$298
Prior period development - unfavorable (favorable) (2)	$(74)	$(10)	$(102)	$(103)	$(23)	$(84)	$(102)	$(307)
Loss and loss expense ratio excluding catastophe losses and prior period development	74.3%	70.3%	72.0%	75.1%	70.6%	72.3%	71.4%	72.6%

% Change versus prior year period
Net premiums written	-4%	2%	-5%	1%	1%	-1%	-5%	-3%
Net premiums earned	4%	6%	-3%	-1%	-6%	5%	-9%	-5%

Other ratios
Net premiums written/gross premiums written	55%	67%	60%	49%	56%	60%	59%	56%

(1)	See page 30 Non-GAAP Financial Measures.

(2)	For YTD 2008, prior period favorable development of $146 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$1,710	$1,693	$1,609	$1,678	$1,876	$3,403	$3,654	$6,941
Net premiums written	1,265	1,327	1,251	1,293	1,443	2,592	2,788	5,332
Net premiums earned	1,246	1,184	1,250	1,425	1,439	2,430	2,662	5,337
Losses and loss expenses	635	613	640	731	715	1,248	1,308	2,679
Policy benefits	1	2	2	5	5	3	5	12
Policy acquisition costs	293	260	296	329	323	553	568	1,193
Administrative expenses	190	175	195	217	208	365	381	793

Underwriting income	127	134	117	143	188	261	400	660
Net investment income	114	120	134	136	134	234	251	521
Net realized gains (losses)	(87)	7	(117)	(58)	(58)	(80)	(141)	(316)
Other income (expense)	(5)	(4)	(3)	(6)	17	(9)	20	11
Income tax expense (benefit)	29	46	5	10	38	75	85	100

Net income	120	211	126	205	243	331	445	776
Net realized gains (losses)	(87)	7	(117)	(58)	(58)	(80)	(141)	(316)
Net realized gains (losses) in other income (expense)	2	3	1	(5)	15	5	22	18
Tax expense (benefit) on net realized gains (losses)	(15)	8	(17)	(16)	(7)	(7)	(29)	(62)

Income excluding net realized gains (losses) (1)	$190	$209	$225	$252	$279	$399	$535	$1,012

Combined ratio
Loss and loss expense ratio	51.0%	52.0%	51.5%	51.6%	50.0%	51.5%	49.3%	50.4%
Policy acquisition cost ratio	23.6%	21.9%	23.7%	23.1%	22.4%	22.8%	21.3%	22.4%
Administrative expense ratio	15.2%	14.8%	15.5%	15.2%	14.5%	15.0%	14.3%	14.8%

Combined ratio	89.8%	88.7%	90.7%	89.9%	86.9%	89.3%	84.9%	87.6%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$—	$(4)	$(3)	$—	$—	$—	$(7)
Catastrophe losses	$10	$15	$(6)	$49	$25	$25	$40	$83
Prior period development - unfavorable (favorable)	$(26)	$(24)	$(85)	$(121)	$(54)	$(50)	$(98)	$(304)
Loss and loss expense ratio excluding catastophe losses and prior period development	52.3%	52.7%	58.6%	56.7%	52.0%	52.5%	51.5%	54.5%

% Change versus prior year period
Net premiums written as reported	-12%	-1%	7%	24%	24%	-7%	18%	17%
Net premiums earned as reported	-13%	-3%	2%	25%	26%	-9%	18%	15%
Net premiums written constant $	2%	10%	18%	18%	15%	6%	11%	14%
Net premiums earned constant $	1%	10%	12%	19%	17%	5%	10%	13%
Underwriting income constant $					$162		$359
Income excluding net realized gains (losses), constant $					$244		$481

Other ratios
Net premiums written/gross premiums written	74%	78%	78%	77%	77%	76%	76%	77%

(1)	See page 30 Non-GAAP Financial Measures.

Insurance - Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Gross premiums written	$359	$379	$130	$174	$272	$738	$617	$921
Net premiums written	329	359	126	174	270	688	614	914
Net premiums earned	241	238	240	257	257	479	520	1,017
Losses and loss expenses	56	87	121	178	108	143	225	524
Policy acquisition costs	46	51	40	44	54	97	108	192
Administrative expenses	14	12	13	14	14	26	29	56

Underwriting income	125	88	66	21	81	213	158	245
Net investment income	73	72	74	83	79	145	152	309
Net realized gains (losses)	(47)	11	(96)	(2)	(20)	(36)	(65)	(163)
Other income (expense)	(1)	—	—	(1)	(1)	(1)	(1)	(2)
Income tax expense (benefit)	13	16	6	9	11	29	15	30

Net income	137	155	38	92	128	292	229	359
Net realized gains (losses)	(47)	11	(96)	(2)	(20)	(36)	(65)	(163)
Tax expense (benefit) on net realized gains (losses)	1	—	(1)	(1)	—	1	(2)	(4)

Income excluding net realized gains (losses) (1)	$185	$144	$133	$93	$148	$329	$292	$518

Combined ratio
Loss and loss expense ratio	23.4%	36.3%	50.3%	69.2%	42.1%	29.8%	43.3%	51.5%
Policy acquisition cost ratio	19.0%	21.5%	16.6%	16.9%	21.0%	20.2%	20.8%	18.8%
Administrative expense ratio	5.8%	5.2%	5.4%	5.4%	5.5%	5.5%	5.6%	5.5%

Combined ratio	48.2%	63.0%	72.3%	91.5%	68.6%	55.5%	69.7%	75.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$1	$8	$12	$—	$1	$—	$20
Catastrophe losses	$1	$19	$70	$104	$11	$20	$12	$186
Prior period development - unfavorable (favorable)	$(58)	$(34)	$(65)	$(53)	$(27)	$(92)	$(41)	$(159)
Loss and loss expense ratio excluding catastophe losses and prior period development	46.9%	42.8%	50.4%	51.7%	48.2%	44.9%	48.9%	49.9%

% Change versus prior year period
Net premiums written	22%	4%	-28%	-19%	-19%	12%	-24%	-24%
Net premiums earned	-6%	-10%	-23%	-19%	-21%	-8%	-22%	-22%

Other ratios
Net premiums written/gross premiums written	92%	95%	97%	100%	99%	93%	100%	99%

(1)	See page 30 Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	2Q-09	1Q-09		4Q-08		3Q-08		2Q-08		YTD 2009	YTD 2008		Full Year 2008
Gross premiums written (1)	$384	$385		$414		$381		$427		$769	$532		$1,327
Net premiums written	367	346		371		348		374		713	479		1,198
Net premiums earned	364	335		359		344		367		699	467		1,170
Losses and loss expenses	133	112		106		104		110		245	110		320
Policy benefits	77	97		154		86		84		174	147		387
Policy acquisition costs	55	47		69		48		63		102	71		188
Administrative expenses	64	58		56		61		69		122	82		199
Net investment income	43	46		47		40		40		89	55		142

Life underwriting income (2)	78	67		21		85		81		145	112		218

Net realized gains (losses)	108	9		(230)		(180)		64		117	(122)		(532)
Other income (expense)	1	(2)		(6)		(2)		(4)		(1)	(4)		(12)
Income tax expense (benefit)	14	6		5		15		12		20	10		30

Net income (loss)	173	68		(220)		(112)		129		241	(24)		(356)

Net realized gains (losses)	108	9		(230)		(180)		64		117	(122)		(532)
Net realized gains (losses) in other income (expense)	1	3		—		2		—		4	—		2
Tax expense (benefit) on net realized gains (losses)	2	(3)		(6)		—		—		(1)	—		(6)

Income excluding net realized gains (losses) (3)	$66	$53		$4		$66		$65		$119	$98		$168

Prior period development - unfavorable (favorable)	$—	$1		$—		$—		$—		$1	$—		$—
% Change versus prior year period
Net premiums written	-2%	230	%(4)	234	%(4)	266	%(4)	330	%(4)	49%	174	%(4)	214	%(4)
Net premiums earned	-1%	235	%(4)	266	%(4)	262	%(4)	322	%(4)	50%	167	%(4)	218	%(4)

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. For the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above are $100.1 million, $95.5 million, $29.2 million, $18.8 million, and $30.9 million, respectively. Fees on universal life and investment contracts are revenue for GAAP and have been classified as premium. For the quarters ended June 30, 2009, March 31, 2009, December 31, 2008, September 30, 2008, and June 30, 2008, fees reflected as gross written premiums are $7.7 million, $7.1 million, $5.6 million, $4.5 million, and $4.9 million, respectively.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See page 30 Non-GAAP Financial Measures.

(4)	% Change is primarily due to the Combined Insurance acquisition on April 1, 2008.

Life	Page 11

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$26	$25	$27	$31	$32	$51	$64	$122
Less paid claims	43	45	35	16	9	88	16	67

Net	$(17)	$(20)	$(8)	$15	$23	$(37)	$48	$55

Living Benefits (Includes GMIB and GMAB)
	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$39	$40	$40	$39	$37	$79	$70	$149
Less paid claims	1	1	1	—	—	2	—	—

Net	$38	$39	$39	$39	$37	$77	$70	$149

Total VA Guaranteed Benefits
	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Premium	$65	$65	$67	$70	$69	$130	$134	$271
Less paid claims	44	46	36	16	9	90	16	67

Net	$21	$19	$31	$54	$60	$40	$118	$204

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

Using our current mortality assumptions we expect approximately $166 million of claims and $93 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

Using our current assumptions we expect approximately $3 million of claims and $150 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2007	$37,112	$13,520	$23,592	$31,169	$9,472	$21,697	$5,943	$4,048	$1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

Losses and loss expenses incurred	2,736	841	1,895	2,727	837	1,890	9	4	5
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)	(2,391)	(801)	(1,590)	(229)	(223)	(6)
Other (incl. foreign exch. revaluation)	12	12	—	11	12	(1)	1	—	1
Losses and loss expenses acquired (2)	386	33	353	386	33	353	—	—	—

Balance at June 30, 2008	$37,696	$12,932	$24,764	$32,177	$9,305	$22,872	$5,519	$3,627	$1,892

Losses and loss expenses incurred	3,995	1,626	2,369	3,976	1,615	2,361	19	11	8
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)	(2,544)	(818)	(1,726)	(223)	(207)	(16)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)	(551)	(200)	(351)	—	—	—

Balance at September 30, 2008	$38,373	$13,333	$25,040	$33,058	$9,902	$23,156	$5,315	$3,431	$1,884

Losses and loss expenses incurred	2,554	794	1,760	2,625	907	1,718	(71)	(113)	42
Losses and loss expenses paid	(2,764)	(922)	(1,842)	(2,651)	(773)	(1,878)	(113)	(149)	36
Other (incl. foreign exch. revaluation)	(987)	(270)	(717)	(987)	(270)	(717)	—	—	—

Balance at December 31, 2008	$37,176	$12,935	$24,241	$32,045	$9,766	$22,279	$5,131	$3,169	$1,962

Losses and loss expenses incurred	2,454	638	1,816	2,433	629	1,804	21	9	12
Losses and loss expenses paid	(2,504)	(762)	(1,742)	(2,246)	(667)	(1,579)	(258)	(95)	(163	)(3)
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)	(195)	(57)	(138)	—	—	—

Balance at March 31, 2009	$36,931	$12,754	$24,177	$32,037	$9,671	$22,366	$4,894	$3,083	$1,811

Losses and loss expenses incurred	2,633	812	1,821	2,622	804	1,818	11	8	3
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)	(2,723)	(958)	(1,765)	(145)	(196)	51
Other (incl. foreign exch. revaluation)	572	144	428	572	144	428	—	—	—

Balance at June 30, 2009	$37,268	$12,556	$24,712	$32,508	$9,661	$22,847	$4,760	$2,895	$1,865

Add net recoverable on paid losses		874

Reinsurance Recoverable		$13,430

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Workers' Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Combined Insurance.

(3)	The net paid of $163 million for the quarter does not reflect the NICO billing of $125 million which was processed in the second quarter.

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2009	March 31 2009	December 31 2008
Reinsurance recoverable on paid losses and loss expenses
Active operations	$655	$725	$745
Brandywine	297	313	331
Westchester Run-off	33	38	34
Other Run-off	12	13	12

Total	$997	$1,089	$1,122

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,996	$10,006	$10,124
Brandywine	2,394	2,566	2,608
Westchester Run-off	533	539	550
Other Run-off	86	100	104

Total	$13,009	$13,211	$13,386

Gross reinsurance recoverable
Active operations	$10,651	$10,731	$10,869
Brandywine	2,691	2,879	2,939
Westchester Run-off	566	577	584
Other Run-off	98	113	116

Total	$14,006	$14,300	$14,508

Provision for uncollectible reinsurance
Active operations	$(387)	$(379)	$(398)
Brandywine	(151)	(168)	(155)
Westchester Run-off	(27)	(27)	(27)
Other Run-off	(11)	(13)	(11)

Total	$(576)	$(587)	$(591)

Net reinsurance recoverable
Active operations	$10,264	$10,352	$10,471
Brandywine	2,540	2,711	2,784
Westchester Run-off	539	550	557
Other Run-off	87	100	105

Total	$13,430	$13,713	$13,917

Reinsurance Recoverable	Page 14

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	March 31, 2009
	Recoverable	Provision (2)	% Of Gross
Categories
Largest Reinsurers (1)	$8,955	$157	1.8%
Other reinsurers balances rated A- or better	2,002	29	1.4%
Other reinsurers balances with rating lower than A- or not rated	603	133	22.1%
Other Pools and Government Agencies	136	10	7.4%
Structured Settlements	561	21	3.7%
Other Captives	1,543	8	0.5%
Others (3)	500	229	45.8%

Total	$14,300	$587	4.1%

At March 31, 2009, $10.6 billion of ACE Limited recoverables were from rated reinsurers, of which 94.1% were rated the equivalent of A- or better by internationally recognized rating agencies.

Largest Reinsurers (4)	S&P Rating (5)	AM Best Rating (5)
AGRI General Insurance Co	BBBpi	A
American International Group (AIG) (6)	A+	A
Berkshire Hathaway Insurance Group	AAA	A++
Chubb Insurance Group	AA	A++
Equitas	NL	NL
Everest Re Group	A+	A+
Fairfax Financial Holdings Ltd.	A-	A-
Federal Crop Insurance Corp	U.S. Federal Gov.	U.S. Federal Gov.
HDI (Hannover Re)	AA-	A
Lloyd’s of London	A+	A
Munich Re Group	AA-	A+
National Workers Compensation Reinsurance Pool	Mandatory Pool	Mandatory Pool
Partner Re	AA-	A+
Swiss Re Group	A+	A
WR Berkley Corp	A+	A+
XL Capital Group (7)	A	A

(1)	The Largest Reinsurers includes all reinsurers where gross recoverable exceeds 1% of ACE shareholders’ equity. Total ACE shareholders’ equity at March 31, 2009 was $14.718 billion.

(2)	See MD&A reported in the 2008 Form 10-K for a discussion on how ACE determines the provision for uncollectible reinsurance.

(3)	Others principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation. Our estimate of provision for uncollectible reinsurance associated with Others considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(4)	The reinsurers listed are the largest reinsurers where gross recoverable (net of collateral) exceeds 1% of ACE Shareholders’ equity. These reinsurer balances account for 57.5% of gross recoverables at March 31, 2009.

(5)	S&P and AM Best ratings as of March 31, 2009, are based on each group’s predominant reinsurer.

(6)	Gross recoverables with American International Group (AIG) were $546.1 million at March 31, 2009, of which $441.6 million were with Transatlantic Reinsurance Co. In June 2009, AIG sold its majority share interest in Transatlantic Reinsurance Co.

(7)	Gross recoverables with XL Capital Group were $338.0 million at March 31, 2009.

Reinsurance Recoverable 2	Page 15

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2008	$775	$347	$1,122
Provision at 12/31/08	29	111	140
% of gross	3.7%	32.0%	12.5%

Net balance at December 31, 2008	$746	$236	$982

Gross balance at March 31, 2009	$756	$333	$1,089
Provision at 3/31/09	30	100	130
% of gross	4.0%	30.0%	11.9%

Net balance at March 31, 2009	$726	$233	$959

Gross balance at June 30, 2009	$704	$293	$997
Provision at 6/30/09	28	95	123
% of gross	4.0%	32.4%	12.3%

Net balance at June 30, 2009 (3)	$676	$198	$874

(1)	General Collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation for Brandywine Group and active operations. Our estimation of the reserve for Other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between General Collections and Other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 3	Page 16

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2009		March 31 2009		December 31 2008
Market Value
Fixed maturities available for sale	$35,697		$31,355		$31,155
Fixed maturities held to maturity	3,535		2,827		2,865
Short-term investments	2,081		3,909		3,350

Total	$41,313		$38,091		$37,370

Asset Allocation by Market Value
Treasury	$1,652	4%	$1,224	3%	$1,018	3%
Agency	2,420	6%	2,157	6%	2,027	5%
Corporate	11,522	28%	8,974	24%	8,744	23%
Mortgage-backed securities	11,100	27%	10,796	28%	10,986	29%
Asset-backed securities	534	1%	611	2%	709	2%
Municipal	2,225	5%	2,101	5%	2,124	6%
Non-U.S.	9,779	24%	8,319	22%	8,412	23%
Short-term investments	2,081	5%	3,909	10%	3,350	9%

Total	$41,313	100%	$38,091	100%	$37,370	100%

Note: Insured municipal bonds represent $885 million, or 40% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$22,611	55%	$22,875	60%	$22,960	61%
AA	3,870	9%	3,605	10%	3,374	9%
A	6,328	15%	5,497	14%	5,497	15%
BBB	4,383	11%	3,560	9%	3,388	9%
BB	2,334	6%	1,384	4%	1,119	3%
B	1,601	4%	1,040	3%	934	3%
Other	186	0%	130	0%	98	0%

Total	$41,313	100%	$38,091	100%	$37,370	100%

Cost/Amortized Cost
Fixed maturities available for sale	$36,810		$33,503		$33,109
Fixed maturities held to maturity	3,517		2,824		2,860
Short-term investments	2,081		3,909		3,350

Subtotal	42,408		40,236		39,319
Equity securities	546		1,026		1,132
Other investments	1,320		1,325		1,368

Total	$44,274		$42,587		$41,819

Avg. duration of fixed maturities	3.8 years		3.6 years		3.6 years
Avg. market yield of fixed maturities (1)	5.6%		6.3%		6.4%
Avg. credit quality	AA		AA		AA
Avg. yield on invested assets (2)	4.7%		4.8%		5.0%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 17

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at June 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$544	$—	$—	$—	$—	$544
FNMA	4,863	—	—	—	—	4,863
Freddie Mac	2,002	—	—	—	—	2,002

Total agency RMBS	7,409	—	—	—	—	7,409
Non-agency RMBS	1,066	82	98	65	230	1,541

Total residential mortgage-backed	8,475	82	98	65	230	8,950

Commercial mortgage-backed	2,138	1	8	3	—	2,150

Total mortgage-backed securities	$10,613	$83	$106	$68	$230	$11,100

Asset-backed securities
Sub-prime	$43	$4	$6	$—	$2	$55
Credit cards	37	5	6	9	—	57
Autos	221	23	18	4	1	267
Other	150	1	2	2	—	155

Total asset-backed securities	$451	$33	$32	$15	$3	$534

Insured asset-backed securities represent $72 million, or 13% of our asset-backed security holdings.

Investments 2	Page 18

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at June 30, 2009

Mortgage-backed securities total $11.1 billion, are rated predominantly AAA and comprise 27% of the fixed income portfolio. This compares to a 45% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in sub-prime backed securities in 3Q 2007 and ALT-A, credit card, and auto backed securities in 1Q 2008 and suspended new investments in CMBS in Q1 2009.

Securities issued by Federal agencies with implied or explicit government guarantees total $7.4 billion and represent 83% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are rated investment grade, backed by prime collateral, and broadly diversified in over 280,000 loans. The portfolio’s loan-to-value ratio is approximately 69% with an average FICO score of 733. With this conservative loan-to-value ratio and subordinated collateral of 12%, the cumulative 5-year foreclosure rate would have to rise to 18% and real estate values would have to fall 31% from their current levels before principal is impaired. The comparable historical cumulative foreclosure rate is 6% for prime mortgages.

Within the portfolio of prime non-agency RMBS are $146 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 70% issued prior to 2006. The average FICO score is 715 with a relatively conservative loan-to-value ratio of 69%. With subordinated collateral of 19%, the cumulative 5-year foreclosure rate would have to rise to 29% and real estate values would have to fall more than 31% from their current levels before principal is impaired. The comparable historical cumulative foreclosure rate is approximately 10%.

Commercial mortgage-backed securities of $2.2 billion are rated predominantly AAA, broadly diversified with over 25,500 loans and seasoned with 71% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 63% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 27%. The cumulative foreclosure rate would have to rise to 62% and commercial real estate values would have to fall more than 64% from their current levels before principal is impaired. The historical annual delinquency rate is 2%.

Sub-prime asset-backed securities (current holdings of $55 million) are rated predominantly investment grade, broadly diversified in over 100,000 loans with an average loan-to-value ratio of approximately 81% and an average FICO score of 604. With subordinated collateral of 30%, the cumulative 5-year foreclosure rate would have to rise to 45% and real estate values would have to fall more than 19% from their current levels before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 32%.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.6 years and average subordinated collateral of 17%. Annual default rates would have to rise to 15 times their current level of about 2.4% before principal is impaired.

Investments 3	Page 19

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at June 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$532	$—	$—	$—	$—	$532
FNMA	4,744	—	—	—	—	4,744
Freddie Mac	1,939	—	—	—	—	1,939

Total agency RMBS	7,215	—	—	—	—	7,215
Non-agency RMBS	1,470	128	161	97	345	2,201

Total residential mortgage-backed	8,685	128	161	97	345	9,416

Commercial mortgage-backed	2,357	1	9	3	—	2,370

Total mortgage-backed securities	$11,042	$129	$170	$100	$345	$11,786

Asset-backed securities
Sub-prime	$78	$6	$14	$1	$6	$105
Credit cards	37	4	6	10	—	57
Autos	217	23	20	4	3	267
Other	150	1	4	5	—	160

Total asset-backed securities	$482	$34	$44	$20	$9	$589

Insured asset-backed securities represent $88 million, or 15% of our asset-backed security holdings.

Investments 4	Page 20

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at June 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$510	$339	$1,583	$170	$2,602
Basic Materials	—	—	19	122	141
Communications	—	7	497	519	1,023
Consumer, Cyclical	1	80	102	156	339
Consumer, Non-Cyclical	86	220	363	247	916
Diversified Financial Services	60	56	102	165	383
Energy	—	13	176	512	701
Industrial	49	366	175	117	707
Utilities	—	1	260	439	700
All Others	69	71	316	187	643

Total	$775	$1,153	$3,593	$2,634	$8,155

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE's US investment grade bond portfolio is very high at AA. 64% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 21

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at June 30, 2009

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$154	$83	$14	$1	$252
Communications	370	232	7	10	619
Consumer, Cyclical	160	194	10	13	377
Consumer, Non-Cyclical	271	379	11	10	671
Diversified Financial Services	51	23	35	7	116
Energy	426	118	3	1	548
Industrial	229	119	11	2	361
Utilities	239	76	—	6	321
All Others	46	43	4	9	102

Total	$1,946	$1,267	$95	$59	$3,367

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $65 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 22

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at June 30, 2009

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,216	$—	$—	$—	$—	$1,216
Germany	180	—	—	—	—	180
France	234	—	—	—	—	234
Canada	732	8	—	—	—	740
Japan	—	211	—	—	—	211
Other Foreign Government	520	501	345	226	22	1,614
Non-U.S. Corporate	1,299	670	1,777	1,331	507	5,584

	$4,181	$1,390	$2,122	$1,557	$529	$9,779

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 89% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 56% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 23

ACE Limited
Investment Portfolio - 8
(in millions of U.S. dollars)
(Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

June 30, 2009		Rating
General Electric Co	$443	AA+
JP Morgan Chase & Co	363	A+
Bank of America Corp	348	A
Wells Fargo & Co	309	AA-
AT&T INC	256	A
Citigroup Inc	214	A
Verizon Communications Inc	211	A
Goldman Sachs Group Inc	199	A
Morgan Stanley	185	A
HSBC Holdings Plc	175	AA-
Comcast Corp	170	BBB+
ConocoPhillips	126	A
Lloyds TSB Group Plc	123	A
Telecom Italia SpA	119	BBB
Time Warner Cable Inc	110	BBB
XTO Energy Inc	106	BBB
Credit Suisse Group	97	A
Barclays PLC	97	A+
Deutsche Telekom AG	92	BBB+
American Express Co	87	BBB+
Roche Holding AG	86	AA-
Dominion Resources Inc/VA	83	A-
American International Group	82	A-
Telefonica SA	78	A-
Banco Santander SA	77	AA

Investments 8	Page 24

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses) (2)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses) (2)	Net Impact
Fixed maturities	$(71)	$1,348	$1,277	$(119)	$1,134	$1,015
Equity securities	(81)	49	(32)	(181)	21	(160)
Equity and fixed income derivatives	(21)	—	(21)	34	—	34
Other	(116)	101	(15)	(141)	62	(79)

Sub-total	(289)	1,498	1,209	(407)	1,217	810
Mark-to-market gains (losses) from derivative transactions (3)	64	—	64	61	—	61

Total gains (losses)	(225)	1,498	1,273	(346)	1,217	871
Partially-owned insurance companies (4)	8	(20)	(12)	11	(6)	5
Income tax expense (benefit)	(46)	279	233	(62)	201	139

Net gains (losses)	$(171)	$1,199	$1,028	$(273)	$1,010	$737

(1)	Impairments for the quarter of $114M include $90M for fixed maturities, $1 for equities and $23M for other investments. Year to date impairments of $306M include $178M for fixed maturities, $26M for equities and $102M for other investments.

(2)	Excludes $267 million of change in unrealized losses, net of tax of $82 million, related to the adoption of FSP 115-2 and FAS 124-2.

(3)	Includes $103M of realized gains on the life reinsurance operations which is comprised of a $284M gain on guaranteed minimum income benefit derivatives offset by $181M of losses on other derivatives, including S&P put options and futures.

(4)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended June 30, 2008			Six months ended June 30, 2008
	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (5)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(198)	$(469)	$(667)	$(303)	$(653)	$(956)
Equity securities	13	(75)	(62)	(41)	(231)	(272)
Equity and fixed income derivatives	(16)	—	(16)	(25)	—	(25)
Other	15	(11)	4	(5)	(16)	(21)

Sub-total	(186)	(555)	(741)	(374)	(900)	(1,274)
Mark-to-market gains (losses) from derivative transactions (6)	60	—	60	(105)	—	(105)

Total gains (losses)	(126)	(555)	(681)	(479)	(900)	(1,379)
Partially-owned insurance companies (7)	120	(7)	113	92	14	106
Income tax expense (benefit)	(14)	(30)	(44)	(47)	(52)	(99)

Net gains (losses)	$8	$(532)	$(524)	$(340)	$(834)	$(1,174)

(5)	Impairments for the quarter of $210M include $171M for fixed maturities, $39M for equities and $nil for other investments. Year to date impairments of $399M include $299M for fixed maturities, $75M for equities and $25M for other investments.

(6)	Includes $65M of unrealized gains and $118M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(7)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 25

ACE Limited
Investment Portfolio Net Realized Gains (Losses) and Other-than-Temporary Impairments
(in millions of U.S. dollars)
(Unaudited)

	Three months ended June 30, 2009
	Net Realized Gains (Losses)	Credit Impairment (1)	All Other Activity (2)
Investment grade corp	$(7)	$—	$(7)
High yield corp	(85)	(34)	(51)
MBS / ABS	(16)	(26)	10
Convertible bonds	37	—	37

Fixed maturities	(71)	(60)	(11)
Equity securities	(81)	—	(81)
Equity and fixed income derivatives	(21)	—	(21)
Other	(116)	—	(116)

Sub-total	$(289)	$(60)	$(229)

(1)	Under new FSP guidelines.

(2)	Includes realized gains (losses) on sales, derivatives and foreign exchange.

Investment Gains (Losses) OTTI	Page 26

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	June 30 2009	March 31 2009	December 31 2008	December 31 2007
Total short-term debt	$216	$466	$471	$372
Total long-term debt	3,322	2,802	2,806	1,811

Total debt	$3,538	$3,268	$3,277	$2,183

Total trust preferred securities	$309	$309	$309	$309

Perpetual preferred shares	$—	$—	$—	$557
Common shareholders’ equity	16,561	14,718	14,446	16,120

Total shareholders’ equity	$16,561	$14,718	$14,446	$16,677

Total capitalization	$20,408	$18,295	$18,032	$19,169

Tangible shareholders’ equity (1)	$12,805	$10,983	$10,699	$13,839

Leverage ratios
Debt/ total capitalization	17.3%	17.9%	18.2%	11.4%
Debt plus trust preferred securities/ total capitalization	18.9%	19.6%	19.9%	13.0%
Debt/ tangible equity	27.6%	29.8%	30.6%	15.8%
Debt plus trust preferred securities/ tangible equity	30.0%	32.6%	33.5%	18.0%
Debt plus total preferred stock/ total capitalization	18.9%	19.6%	19.9%	15.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill and other intangible assets.

Capital Structure	Page 27

ACE Limited
Debt, Trust Preferred and Credit Facilities
(in millions of U.S. dollars)
(Unaudited)

	Par Amount Outstanding	Carrying value	Coupon	Maturity Date
Debt and Trust Preferred
ACE INA Holdings Inc. Term Loan	$16	$16	3.02%	September 18, 2009
ACE INA Holdings Inc Subordinated Notes	$200	$200	8.41%	December 6, 2009
ACE European Holdings No2 Limited Term Loan	$165	$165	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	5.61%	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	4.15%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$499	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$446	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%	June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	$309	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%	May 15, 2036
Other	$14	$14

	$3,845	$3,847

	Commitment	LOC Usage		Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$875		November 8, 2012
Revolving Credit / LOC Facility	$500	$149		November 8, 2012
Funds at Lloyds Capital Facility	$494	$493		December 31, 2013
Bilateral Letter of Credit Facility	$500	$0		September 20, 2014

	$2,494	$1,517

Capital Structure 2	Page 28

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended June 30		Six months ended June 30
	2009	2008	2009	2008
Numerator
Income excluding net realized gains (losses) (1)	$706	$738	$1,375	$1,463
Perpetual preferred dividend	—	(13)	—	(24)

Income to common shares, excl. net realized gains (losses)	706	725	1,375	1,439
Net realized gains (losses), net of income tax	(171)	8	(273)	(340)

Net income available to the holders of common shares	$535	$733	$1,102	$1,099

Rollforward of Common Shares Outstanding
Shares - beginning of period	335,890,644	332,506,547	333,645,471	329,704,531
Issued under employee stock purchase plan	145,779	110,227	259,395	203,455
Shares (cancelled) granted	(12,258)	(22,100)	2,092,935	1,152,580
Issued for option exercises	73,286	654,634	99,650	2,188,742

Shares - end of period	336,097,451	333,249,308	336,097,451	333,249,308

Denominator (2)
Weighted average shares outstanding	336,898,236	333,236,903	336,159,387	331,986,638
Effect of other dilutive securities	610,060	2,243,842	342,529	2,172,679

Adj. wtd. avg. shares outstanding and assumed conversions	337,508,296	335,480,745	336,501,916	334,159,317

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.09	$2.18	$4.09	$4.33
Net realized gains (losses), net of income tax	(0.51)	0.02	(0.81)	(1.02)

Net income	$1.58	$2.20	$3.28	$3.31

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.09	$2.16	$4.08	$4.31
Net realized gains (losses), net of income tax	(0.51)	0.02	(0.81)	(1.02)

Net income	$1.58	$2.18	$3.27	$3.29

(1)	See page 30 Non-GAAP Financial Measures.

(2)	The current and prior year calculations have been amended due to the adoption of FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (FSP EITF 03-6-1). FSP EITF 03-6-1 provides additional guidance in the calculation of earnings per share under FAS No. 128, Earnings Per Share, and requires unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be included in the computation of earnings per share pursuant to the two-class method.

Earnings per share	Page 29

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per share is provided on page 31.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Net income, as reported	$535	$567	$20	$54	$746	$1,102	$1,123	$1,197
Net realized gains (losses)	(225)	(121)	(644)	(510)	(126)	(346)	(479)	(1,633)
Net realized gains (losses) in other income (expense) (1)	8	3	(48)	(23)	120	11	92	21
Income tax expense (benefit) on net realized gains (losses)	(46)	(16)	(88)	(83)	(14)	(62)	(47)	(218)

Income excluding net realized gains (losses)	$706	$669	$624	$504	$738	$1,375	$1,463	$2,591

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 30

ACE Limited
Book Value and Book Value per Common Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2009	March 31 2009	December 31 2008	June 30 2008
Shareholders’ equity	$16,561	$14,718	$14,446	$16,327
Perpetual Preferred shares	—	—	—	—

Numerator for book value per share calculation	16,561	14,718	14,446	16,327
Less: goodwill and other intangible assets	3,756	3,735	3,747	3,612

Numerator for tangible book value per share	$12,805	$10,983	$10,699	$12,715

Denominator	336,097,451	335,890,644	333,645,471	333,249,308

Book value per common share	$49.27	$43.82	$43.30	$48.99
Tangible book value per common share	$38.10	$32.70	$32.07	$38.15

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$14,718	$14,446	$15,356	$16,735
Income excluding net realized gains (losses)	706	669	624	738
Net realized gains (losses), net of tax	(171)	(102)	(604)	8
Net unrealized gains (losses), net of tax (1)	1,199	(189)	(594)	(532)
Cumulative translation, net of tax	229	(38)	(310)	3
Dividend declared on common shares	(104)	(88)	(91)	(96)
Income tax valuation allowance on the adoption of FSP 115-2 and FAS 124-2	(46)	—	—	—
Preferred shares redeemed	—	—	—	(575)
Other (2)	30	20	65	46

	$16,561	$14,718	$14,446	$16,327

(1)	Net unrealized gain (losses) for June 30, 2009 excludes $267 million of change in unrealized losses, net of tax of $82 million, related to the adoption of FSP 115-2 and FAS 124-2.

(2)	Other includes proceeds from exercise of stock options, change in minimum pension liability, and stock compensation.

Reconciliation Book Value	Page 31

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-09	1Q-09	4Q-08	3Q-08	2Q-08	YTD 2009	YTD 2008	Full Year 2008
Net income	$535	$567	$20	$54	$746	$1,102	$1,123	$1,197
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	972	(446)	(1,198)	(1,522)	(731)	526	(1,228)	(3,948)
Reclassification adjustment for net realized gains (losses) included in net income	157	179	464	383	169	336	342	1,189
Change in cumulative translation adjustments	325	(58)	(468)	(155)	6	267	33	(590)
Change in minimum pension liability	(10)	(4)	17	5	1	(14)	1	23
Income tax (expense) benefit related to other comprehensive income items (2)	(289)	99	292	320	27	(190)	35	647

Other comprehensive income (loss)	1,155	(230)	(893)	(969)	(528)	925	(817)	(2,679)

Comprehensive income (loss)	$1,690	$337	$(873)	$(915)	$218	$2,027	$306	$(1,482)

(1)	Unrealized appreciation on investments for the quarter and year-to-date at June 30, 2009, includes $349 million of losses related to the adoption of FSP 115-2 and FAS 124-2.

(2)	Income tax expense for the quarter and year-to-date includes $82 million related to the adoption of FSP 115-2 and FAS 124-2.

Comprehensive Income	Page 32

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premium earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares, and shareholders’ equity.

Glossary	Page 33